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                                                                    EXHIBIT 10.2


                   NEXUS HEALTHCARE INFORMATION CORPORATION


                            STOCK OPTION AGREEMENT
                            ----------------------





                                                No. of Shares   ______


     THIS AGREEMENT ("Agreement") is effective as of the 15th day of May, 1996, between NEXUS HEALTHCARE INFORMATION CORPORATION, a Delaware corporation (the "Company"), and __________________, ("Optionee").


                              W I T N E S S E T H

     1.  Grant of Stock Option.  The Company hereby grants, subject to Section 5
         ---------------------
hereof, to Optionee the right and option (the "Stock Option") to purchase from the Company __________________ (___________) shares of common stock of the Company (the "Common Stock"), subject to the terms and conditions herein set forth and exercisable as hereinafter provided. This Stock Option shall not constitute an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). It shall be a non-qualified stock option, as such term is used for purposes of the Code.

     2.  Terms and Conditions.  The Stock Option evidenced hereby is subject to
         --------------------
the following terms and conditions:

          (a) Price.  The purchase price per share is Eleven and no/100ths
              -----
Dollars ($11.00).

          (b) Expiration Date.  This Stock Option shall expire on 31 December
              ---------------
2004.

          (c) Exercise of Stock Option.  This Stock Option shall be immediately
              ------------------------
vested as of the date hereof and shall not be subject to forfeiture, restriction or amendment (except as otherwise herein provided) without the agreement of Optionee.
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          This Stock Option may be exercised, to the extent exercisable by its terms, in whole, or from time to time in part, at any time prior to the expiration hereof.


          (d) Payment of Purchase Price Upon Exercise.
              ---------------------------------------

               (i) At the time of any exercise, the full purchase price of the shares of Common Stock as to which this Stock Option has been exercised shall be paid to the Company in the form of cash, Common Stock that has been held by the Optionee for at least six (6) months (unless the Company waives such holding period), valued for such purposes at fair market value, a promissory note of Optionee [as described below] secured by the Common Stock acquired by the exercise of such Stock Option), a commitment by a broker to pay the full purchase price from proceeds of a sale of the Shares issued upon exercise of this Stock Option, or any combination thereof. For the purposes of this paragraph, "fair market value" of the Common Stock shall mean the average of the highest and lowest market price on the first business day immediately preceding the date of the exercise of this Stock Option or, in case no such sale takes place on such day, the average of the highest and lowest market price on the most recent date, as reported on the New York Stock Exchange or, if the Common Stock is not then listed on such exchange, on the principal national securities exchange on which the Common Stock is listed for trading.

               (ii) If the Optionee shall elect to pay the purchase price for the shares of Common Stock which the Optionee has elected to receive by execution and delivery of a promissory note, then the following shall apply:

                    a. The purchase price for the shares of Common Stock to be acquired shall be the principal amount due under a promissory note (the "Note") to be executed and delivered by the Optionee.

                    b. The Note shall provide for payment of interest only for a period of seven (7) years, interest to be paid bi-weekly by deduction from the Optionee's compensation from the Company (or its subsidiary), or otherwise paid directly by Optionee, if Optionee is not employed by the Company or its subsidiary.

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                    c.  The Note shall bear interest at the minimum rate of
          interest required under the Code to avoid the imputation of interest, as determined by the Company by its sole discretion, as of the date the Note is signed.

                    d. The Note shall be a general obligation of the Optionee and shall be secured by a pledge of the shares of Common Stock acquired, the purchase price for which was not paid in full. The stock pledge shall be in accordance with the terms and conditions of a form of stock pledge customarily used in the community in which the principal place of business of the Company is located, as determined by the Company in its sole discretion.

                    e. The Note (or the pro rata portion applicable to any shares to be sold by Optionee) shall be due and payable upon the earlier to occur of (i) seven (7) years from the date it is issued;
          (2) the sale of any of the pledged shares (prorated); (3) the termination of the employment of the Optionee by the Company or its subsidiaries (unless such termination occurs within one (1) year following a Change of Control [as defined in Section 4]); or (4) thirty (30) days after the date of death of the Optionee.

          (e)  Exercise/Expiration Upon Death, Disability or Termination of
               ------------------------------------------------------------
Employment.
- ----------

               (1) Death While Employed.  If Optionee shall die while an
                   --------------------
employee of the Company or of a subsidiary, this Stock Option may be fully exercised (to the extent not theretofore exercised) by the person or persons to whom Optionee's rights under this Stock Option shall pass by will or by applicable law, or if no such person has such right, by Optionee's executors or administrators, at any time, or from time to time, within one (1) year from the date of Optionee's death, and at the end of such one (1) year period, this Stock Option shall expire.

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               (2) Disability or Normal Retirement.  If Optionee's employment
                   -------------------------------
with the Company or with a Subsidiary shall terminate because of permanent disability (as defined in the disability plan for Employees of the Company and its Subsidiaries) or because of retirement at age 65 or later, Optionee may fully exercise (to the extent not theretofore exercised) this Stock Option at any time, or from time to time, within one (1) year from the date of termination of employment, and at the end of such one (1) year period this Stock Option shall expire.

               (3) Early Retirement.  If Optionee's employment with the Company
                   ----------------
or with a Subsidiary shall terminate because of early retirement (as defined in the retirement plan for Employees of the Company or the Subsidiary with which Optionee is employed), Optionee may fully exercise (to the extent not theretofore exercised) this Stock Option at any time, or from time to time, within three (3) years from the date of termination of employment, and at the end of such three (3) year period, this Stock Option shall expire. Notwithstanding this Section 2(c)(3), in no event shall a Stock Option be exercised after the expiration of seven (7) years from the date of grant.

               (4) Other Termination.  If Optionee's employment with the Company
                   -----------------
or with a subsidiary shall terminate for any reason other than death, permanent disability or retirement as specified in clauses (1), (2), or (3) of this subparagraph (e), Optionee may exercise (to the extent not theretofore exercised) this Stock Option, at any time, or from time to time, within three
(3) months from the date of termination of employment, and at the end of such three (3) month period this Option shall expire. However, if Optionee's employment shall terminate within one (1) year following a Change of Control (as defined in Section 4), then Optionee shall period to exercise this Stock Option under this subsection (4) shall be three (3) years from the date of such termination of employment.

               (5) Death After Termination of Employment.  If Optionee shall die
                   -------------------------------------
following a termination of employment, this Stock Option may be exercised only by the person or persons to whom Optionee's rights under this Stock Option shall pass by will or by applicable law, or if no such person has such right, by Optionee's

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executors or administrators, to the extent and during the period that Optionee was entitled to do so.

               (6) Expiration.  Notwithstanding anything to the contrary in this
                   ----------
subparagraph (e) of Section 2, in no event shall Optionee or, on Optionee's death, Optionee's successors exercise this Stock Option after the expiration date specified in subparagraph (b) of this Section 2.

          (f) Nontransferability.  This Stock Option shall not be assignable or
              ------------------
transferable other than by Will or the laws of descent and distribution, or, if permitted of an option complying with Exchange Act Rule 16b-3, or if held by an Optionee not subject to Exchange Act Section 16, a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of Optionee, this Stock Option shall be exercisable only by Optionee or by the guardian or legal representative of Optionee or pursuant to a QDRO.

          (g) Adjustments.  In the event of a reorganization, recapitalization,
              -----------
stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or of any other change in or affecting the corporate structure or capitalization of the Company, then in any such event the number and kind of shares subject to this Stock Option and the purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Committee appointed by the Board of Directors (the "Committee") may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

          (h) No Rights as Shareholder.  Optionee shall have no rights as a
              ------------------------
shareholder with respect to any shares subject to this Stock Option prior to the date of issuance of a certificate or certificates for such shares.

          (i) No Right to Continued Employment.  This Stock Option shall not
              --------------------------------
confer upon Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor

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shall it interfere in any way with the right of the employer to terminate
Optionee's employment at any time.

          (j) Compliance With Law and Regulations.  This Stock Option and the
              -----------------------------------
obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares prior to (1) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (2) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

          (k) Income Tax Withholding.  The parties hereto recognize that the
              ----------------------
Company may be obligated to withhold federal, state or local income taxes and social security taxes in connection with the exercise of the Stock Option or in connection with the disposition of any shares of Common Stock acquired by exercise of this Stock Option. Optionee agrees that the Company may withhold and/or may withhold shares of Common Stock otherwise issuable upon exercise of this Option with a fair market value equal to the amount needed to cover such taxes from payments otherwise due and owing to Optionee, and also agrees that upon demand Optionee will promptly pay to the Company having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by certified check payable to the order of the Company.

     3.  Investment Representation.  The Committee may require Optionee to
         -------------------------
furnish to the Company, prior to the issuance of any shares upon the exercise of all or any part of this Stock Option, an agreement (in such form as such Committee may specify) in which Optionee represents that the shares of Common Stock acquired upon exercise are being acquired for investment and not with a view to the sale or distribution thereof and that any transfers of such shares will be made only in compliance with the registration requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

                                       6
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     4.  Change of Control. For the purposes of this Agreement, a Change in
         -----------------
Control of the Company shall be deemed to have occurred upon the earliest of the following events:

          (a) if any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) should acquire direct or indirect beneficial ownership of 24 percent or more of the combined voting power of the then outstanding securities of the Company, other than as a result of any such beneficial ownership by a person held on the date of this Agreement, or

          (b) if during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or

          (c) if the Board of Directors or any designated committee determines in its sole discretion that any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) directly or indirectly exercises a controlling influence over the management or policies of the Company, other than a person appointed or approved by the Board or such committee, or a person holding such influence on the date of this Agreement.

     5.  Shareholders Agreement.  In the event that the Company has not
         ----------------------
registered any of its shares with the Securities and Exchange Commission as of the date that the Optionee exercised any portion of the Option contained herein, the Optionee shall execute and deliver, as an additional precondition to the exercise of this Option, or the right to receive the Option Shares, a Shareholders Agreement in the form of the Shareholders Agreement attached hereto as Exhibit "A.".

     6.  Notices.  Any notice hereunder to the Company shall be addressed to it
         -------
at its office, 11410 Isaac Newton Square, Reston

                                       7
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Virginia 22090, Attention: Corporate Secretary, and any notice hereunder to
Optionee shall be addressed to him or her at the last address on the Company's records for the Optionee, subject to the right of either party to designate at any time hereafter, in writing, some other address.

     7.  Counterparts.  This Agreement may be executed in two
         ------------
counterparts, each of which shall constitute one and the same instrument.

     8.  Amendment and Waiver.  This Agreement may not be amended except through
         --------------------
a written agreement signed by the party against whom the amendment is sought to be enforced. No waiver of any term or condition under this Option shall operate as a waiver of such term and condition thereafter, except to the extent otherwise agreed to in writing by the person granting such waiver.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has executed this Agreement to be effective as of the day and year first above written.


                                   NEXUS HEALTHCARE INFORMATION CORPORATION



___________________________        By:_________________________

                                   Its:________________________
___________________________

                                        OPTIONEE



___________________________        ____________________________



___________________________

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